UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2015

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue Suite 805 Tulsa, Oklahoma 74136
(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d- 2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e- 4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of NGL Energy Partners LP (“NGL”) filed with the Securities and Exchange Commission on April 2, 2015. This amendment is filed to correct certain clerical errors related to the vesting dates of certain equity-based compensation awards granted to named executive officers. In addition, on April 17, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of NGL Energy Holdings LLC (the “General Partner”) of NGL changed the period over which performance would be measured for certain of the awards.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 30, 2015, the Committee approved grants of unvested common units pursuant to the General Partner’s long-term incentive plan to certain of the named executive officers of the General Partner. The Committee granted awards for which units vest at specified dates, contingent only on the continued service of the recipient through the service date (the “Service Awards”). The Committee also granted awards that are contingent both on the continued service of the recipients through the vesting date and on the performance of NGL’s common units relative to the performance of other entities in the Alerian MLP Index (the “Index”) over specified periods of time (the “Performance Awards”).

The Service Awards granted in March 2015 to each named executive officer and their vesting dates are summarized below:

	Number of Awards by Vesting Date
	March 31,	July 1,	July 1,	July 1,
Name	2015	2015	2016	2017	Total

Atanas H. Atanasov	10,000	2,000	2,000	10,000	24,000
James J. Burke	10,000	5,000	5,000	5,000	25,000
Shawn W. Coady	—	15,000	15,000	15,000	45,000

Prior to March 2015, certain of these officers had unvested awards from prior grants. The total number of unvested Service Awards and their vesting dates, including both the March 2015 grants and prior grants, are summarized below:

	Number of Awards by Vesting Date
	March 31,	July 1,	July 1,	July 1,
Name	2015	2015	2016	2017	Total

Atanas H. Atanasov	10,000	12,000	12,000	12,000	46,000
James J. Burke	10,000	15,000	15,000	15,000	55,000
Shawn W. Coady	—	15,000	15,000	15,000	45,000

The Performance Award units vest in three tranches, on July 1, 2015, July 1, 2016, and July 1, 2017. The number of Performance Award units that will vest is contingent on the performance of NGL’s common units relative to the performance of the other entities in the Index. Performance will be calculated based on the return on NGL’s common units (including changes in the market price of the common units and distributions paid during the performance period) relative to the returns on the common units of the other entities in the Index. Performance will be measured over the following periods (as determined by the Compensation Committee on April 17, 2015):

Vesting Date of Tranche	Performance Period for Tranche
July 1, 2015	July 1, 2012 though June 30, 2015
July 1, 2016	July 1, 2013 though June 30, 2016
July 1, 2017	July 1, 2014 though June 30, 2017

For each tranche, the Performance Award units that will vest for each officer will range from 0% - 200% of the number of Service Award units held by the officer that vest on the same date. The percentage of the Performance Award units that will vest will depend on the percentage of entities in the Index that NGL outperforms, as summarized in the table below:

Percentage of Entities in the Index
that NGL Outperforms	Percentage of Performance Award to Vest

Less than 50%	0%
50% - 75%	50% - 100%
75% - 100%	100% - 200%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: April 22, 2015		By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer